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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2004

VERTEX PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-19319 (Commission File Number)	04-3039129 (I.R.S. Employer Identification No.)
130 Waverly Street Cambridge, Massachusetts 02139 (Address of principal executive offices) (Zip Code)
(617) 444-6100 Registrant's telephone number, including area code:

Item 12. Disclosure of Results of Operations and Financial Condition.

        On April 26, 2004, Vertex Pharmaceuticals Incorporated issued a press release to report the company's financial results for the quarter ended March 31, 2004. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

        The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED (REGISTRANT)
DATE: APRIL 26, 2004	By:	/s/ IAN F. SMITH Ian F. Smith Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

        The following exhibits are filed as part of this current report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of Vertex Pharmaceuticals Incorporated dated April 26, 2004 entitled "Vertex Pharmaceuticals Reports First Quarter 2004 Financial Results and Reviews Pipeline and Business Progress."

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  Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURES
  EXHIBIT INDEX